EXHIBIT 10.3
UNITED STATES OF AMERICA
BEFORE FEDERAL TRADE COMMISSION

COMMISSIONERS:	Deborah Platt Majoras, Chairman Pamela Jones Harbour Jon Leibowitz William E. Kovacic J. Thomas Rosch

In the Matter of	Docket No. C-
FRESENIUS AG,
a corporation.
DECISION AND ORDER
       The Federal Trade Commission (“Commission”), having initiated an investigation of the proposed acquisition of Renal Care Group, Inc. by Fresenius AG and entities controlled by Fresenius AG, including (1) Fresenius Medical Care AG & Co. KGaA, a partnership limited by shares organized under the laws of the Federal Republic of Germany, the general partner of which is majority owned by Fresenius AG, (2) Fresenius Medical Care Holdings, Inc., a New York corporation majority owned by Fresenius Medical Care AG & Co. KGaA, a partnership limited by shares organized under the laws of the Federal Republic of Germany, and (3) Florence Acquisition, Inc., a Delaware corporation that is wholly owned by Fresenius Medical Care Holdings, Inc., and Fresenius AG (hereafter referred to as “Respondent”) having been furnished thereafter with a copy of a draft of Complaint that the Bureau of Competition proposed to present to the Commission for its consideration and which, if issued by the Commission, would charge Respondent with violations of Section 7 of the Clayton Act, as amended, 15 U.S.C. § 18, and Section 5 of the Federal Trade Commission Act, as amended, 15 U.S.C. § 45; and
      Respondent, its attorneys, and counsel for the Commission having thereafter executed an Agreement Containing Consent Orders (“Consent Agreement”), containing an admission by Respondent of all the jurisdictional facts set forth in the aforesaid draft of Complaint, a statement that the signing of said Consent Agreement is for settlement purposes only and does not constitute an admission by Respondent that the law has been violated as alleged in such Complaint, or that the facts as alleged in such Complaint, other than jurisdictional facts, are true, and waivers and other provisions as required by the Commission’s Rules; and
      The Commission, having thereafter considered the matter and having determined that it had reason to believe that Respondent has violated the said Acts, and that a Complaint should issue stating its charges in that respect, and having accepted the executed Consent Agreement and placed such Consent Agreement on the public record for a period of thirty (30) days for the receipt and consideration of public comments, now in further conformity with the procedure described in Commission Rule 2.34, 16 C.F.R. § 2.34, the Commission hereby makes the following jurisdictional findings and issues the following Decision and Order (“Order”):

1.	Respondent Fresenius AG is a corporation organized, existing and doing business under and by virtue of the laws of the Federal Republic of Germany, with its office and principal place of business located at Else-Kröner-Straße 1, 61352 Bad Homburg, Germany. Fresenius AG is the ultimate parent of (1) Fresenius Medical Care AG & Co. KGaA, a partnership limited by shares organized under the laws of the Federal Republic of Germany, the general partner of which is majority owned by Fresenius AG, with its office and principal place of business located at Else-Kröner-Straße 1, 61352 Bad Homburg, Germany, (2) Fresenius Medical Care Holdings, Inc., a New York corporation majority owned by Fresenius Medical Care AG & Co. KGaA, a partnership limited by shares organized under the laws of the Federal Republic of Germany, with its office and principal place of business located at 95 Hayden Avenue, Lexington, MA 02420, and (3) Florence Acquisition, Inc., a Delaware corporation that is wholly owned by Fresenius Medical Care Holdings, Inc, with its office and principal place of business located at 95 Hayden Avenue, Lexington, MA 02420.

2.	The Federal Trade Commission has jurisdiction of the subject matter of this proceeding and of Respondent, and the proceeding is in the public interest.
ORDER
I.
       IT IS ORDERED that, as used in this Order, the following definitions shall apply:

A.	“Fresenius” means Fresenius AG, its directors, officers, employees, agents, representatives, successors, and assigns; and its joint ventures, subsidiaries (including, but not limited to Fresenius Medical Care AG & Co. KGaA, a partnership limited by shares organized under the laws of the Federal Republic of Germany, Fresenius Medical Care Holdings, Inc., and Florence Acquisition, Inc.), divisions, groups, and affiliates controlled by Fresenius AG (including, after the Effective Date, Renal Care Group, Inc.), and the respective directors, officers, employees, agents, representatives, successors, and assigns of each.

B.	“RCG” means Renal Care Group, Inc., its directors, officers, employees, agents, representatives, successors, and assigns; and its joint ventures, subsidiaries, divisions, groups and affiliates controlled by Renal Care Group, Inc.(including, but not limited to Renal Dimensions, LLC, and Summit Renal Care, LLC), and the respective directors, officers, employees, agents, representatives, successors, and assigns of each.

C.	“Commission” means the Federal Trade Commission.

D.	“Acquirer” and “Acquirers” means NRI, and each Person that receives the prior approval of the Commission to acquire any of the Appendix A Clinic Assets pursuant to Paragraphs II or V of this Order.

E.	“Appendix A Clinics” means the Clinics listed in Appendix A to this Order.

F.	“Appendix A Clinic Assets” means the Appendix A Clinics, and all Assets Associated with each of those Clinics;

G.	“Assets Associated” means the following assets Relating To the Operation Of A Clinic:

1.	all rights under the Clinic’s Physician Contracts;

2.	leases for the Real Property Of The Clinic;

3.	consumable or disposable inventory, including, but not limited to, janitorial, office, and medical supplies, and at least ten (10) normal treatment day requirements of dialysis supplies and pharmaceuticals, including, but not limited to, erythropoietin;

4.	all rights, title, and interest of Fresenius in any tangible property (except for consumable or disposable inventory) that has been on the premises of the Clinic at any time since October 1, 2005, including, but not limited to, all equipment, furnishings, fixtures, improvements, and appurtenances;

5.	any interest (other than leases) held by Fresenius in the Real Property Of The Clinic;

6.	books, records, files, correspondence, manuals, computer printouts, databases, and other documents Relating To the Operation Of The Clinic located on the premises of the Clinic or in the possession of the Regional Manager responsible for such Clinic (or copies thereof where Fresenius has a legal obligation to maintain the original document), including, but not limited to:

a.	documents containing information Relating To patients (to the extent transferable under applicable law), including, but not limited to, medical records,

b.	financial records,

c.	personnel files,

d.	Physician lists and other records of the Clinic’s dealings with Physicians,

e.	maintenance records,

f.	documents Relating To policies and procedures,

g.	documents Relating To quality control,

h.	documents Relating To Payors,

i.	documents Relating To Suppliers,

j.	documents Relating To the Clinic To Be Divested that are also related to the Operation Of A Clinic that is not a Clinic To Be Divested, PROVIDED, HOWEVER, if such documents are located other than on the premises of the Clinic To Be Divested, Fresenius may submit a copy of the document with the portions not Relating To the Clinic To Be Divested redacted, and

k.	copies of contracts with Payors and Suppliers, unless such contracts cannot, according to their terms, be disclosed to third parties even with the permission of Fresenius to make such disclosure;

7.	Fresenius’s Medicare and Medicaid provider numbers, to the extent transferable;

8.	all permits and licenses, to the extent transferable;

9.	Intangible Property (other than Software, Licensed Intangible Property, and Unrelated Intangible Property) relating exclusively to the Operation Of The Clinic;

10.	any contract Fresenius or RCG has to provide in-hospital dialysis services Relating To the Clinic To Be Divested; and

11.	assets that are used in, or necessary for, the Operation Of The Clinic.

PROVIDED, HOWEVER, that “Assets Associated” does not include Excluded Assets.

H.	“Assets To Be Divested” means the Appendix A Clinic Assets.

I.	“Clinic” means a facility that provides hemodialysis or peritoneal dialysis services to patients suffering from kidney disease.

J.	“Clinic’s Physician Contracts” means all agreements to provide the services of a Physician to a Clinic, regardless of whether any of the agreements are with a Physician or with a medical group, including, but not limited to, agreements for the services of a medical director for the Clinic and “joiner” agreements with Physicians in the same medical practice as a medical director of the Clinic.

K.	“Clinic To Be Divested” and “Clinics To Be Divested” means the Appendix A Clinics.

L.	“Contract Services” means services performed pursuant to any Clinic’s Physician Contract..

M.	“Divestiture Agreement” and “Divestiture Agreements” mean any agreement pursuant to which Fresenius divests any Appendix A Clinic Assets and the Joint Venture Equity Interests pursuant to this Order and with the prior approval of the Commission.

N.	“Effective Date” means the date on which Fresenius acquires RCG.

O.	“Employee Of A Clinic To Be Divested” and “Employee Of The Clinic To Be Divested” mean any individual (including, but not limited to, a clinic director, manager, nurse, technician, clerk, or social worker) who is not a Regional Manager, who is employed by Fresenius, by an Acquirer, or by another manager or owner of such Clinic To Be Divested, and who has worked part-time or full-time on the premises of such Clinic To Be Divested at any time since October 1, 2005, regardless of whether the individual has also worked on the premises of any other Clinic.

P.	“Excluded Assets” means:

1.	all cash, cash equivalents, and short term investments of cash;

2.	accounts receivable;

3.	income tax refunds and tax deposits due Fresenius;

4.	unbilled costs and fees, and Medicare bad debt recovery claims, arising before a Clinic is divested to an Acquirer;

5.	Fresenius’s Medical Protocols (except if requested by an Acquirer pursuant to Paragraph II.B.17.b. of this Order);

6.	rights to the names “Fresenius,” and “Renal Care Group” and any variation of those names, and any names, phrases, marks, trade names, and trademarks to the extent they include the following, “fresenius medical care,” “fresenius medical services, “biomedical applications,” everest healthcare,” “spectra,” “national medical care,” “ultraCare;“or “national nephrology associates,” “neomedica,” and “qualicenters,” and any variation of those names.

7.	insurance policies and all claims thereunder, except as set forth in the NRI Divestiture Agreements;

8.	prepaid items or rebates;

9.	minute books (other than governing body minute books of the Clinic To Be Divested), tax returns, and other corporate books and records;

10.	any inter-company balances due to or from Fresenius or its affiliates;

11.	all benefits plans;

12.	all writings and other items that are protected by the attorney-client privilege, the attorney work product doctrine or any other cognizable privilege or protection, except to the extent such information is necessary to the Operation Of A Clinic that is divested;

13.	telecommunication systems equipment and applications, and information systems equipment including, but not limited to computer hardware, not physically located at a Clinic To Be Divested but shared with the Clinic To Be Divested through local and/or wide area networking systems;

14.	e-mail addresses and telephone numbers of Fresenius’s employees;

15.	Software;

16.	computer hardware used in the Operation Of The Clinic that is (a) not located at the Clinic, and (b) not otherwise to be divested pursuant to a Divestiture Agreement;

17.	all Supplier or provider numbers issued to Fresenius or RCG by a Supplier or Payor with respect to any Clinic To Be Divested, except for Fresenius’s Medicare and Medicaid provider numbers for each Clinic To Be Divested, to the extent transferable;

18.	rights under agreements with Payors and Suppliers that are not assignable even if Fresenius and RCG approve such assignment or, that, according to their terms, cannot be disclosed to third parties even with the permission of Fresenius or RCG to make such disclosures;

19.	office equipment and furniture that (a) is not, in the Ordinary Course Of Business, physically located at the Clinic To Be Divested, (b) is shared with Clinics other than the Clinic To Be Divested, and (c) is not necessary to the Operation Of The Clinic To Be Divested;

20.	Licensed Intangible Property (subject to the requirements of Paragraph II.B.15);

21.	Unrelated Intangible Property;

22.	Intangible Property not relating exclusively to the Operation Of The Clinic (subject to the requirements of Paragraph II.B.18); and

23.	strategic planning documents that

a.	Relate To the Operation Of The Clinic other than the Clinic To Be Divested, and

b.	are not located on the premises of the Clinic To Be Divested.

Q.	“Fresenius Employee Of A Clinic To Be Divested” and “Fresenius Employee Of The Clinic To Be Divested” means an Employee Of A Clinic To Be Divested who is employed by Fresenius.

R.	“Fresenius’s Medical Protocols” means medical protocols promulgated by either Fresenius or RCG, whether in hard copy or embedded in software, that have been in effect at any time since October 1, 2005. PROVIDED, HOWEVER, “Fresenius’s Medical Protocols” does not mean medical protocols adopted or promulgated, at any time, by any Physician or by any Acquirer, even if such medical protocols are identical, in whole or in part, to medical protocols promulgated by either Fresenius or RCG

S.	“Governmental Approvals” means any permissions or sanctions issued by any government or governmental organization, including, but not limited to, licenses, permits, accreditations, authorizations, registrations, certifications, certificates of occupancy, and certificates of need.

T.	“Government Approvals For Continued Operation” means any Governmental Approvals, other than Government Approvals For Divestiture, that an Acquirer must have to continue to operate a Clinic To Be Divested.

U.	“Governmental Approvals For Divestiture” means any Governmental Approvals that an Acquirer must have to own, and to initially operate, a Clinic To Be Divested, including, but not limited to, state-issued licenses and state-issued certificates of need.

V.	“Illinois Clinic Assets” means the Clinics listed in Appendix C, and all Assets Associated with those Clinics.

W.	“Illinois Governmental Approvals For Divestiture” means any Governmental Approvals For Divestiture issued by the State of Illinois.

X.	“Illinois Joint Venture Equity Interest” means the joint venture equity interest owned by RCG in each of the following joint ventures located in the State of Illinois: (1) Renal Care Group Buffalo Grove, LLC, and (2) Renal Care Group Schaumburg, LLC.

Y.	“Intangible Property” means intangible property Relating To the Operation Of A Clinic To Be Divested including, but not limited to, intellectual property, software, computer programs, patents, know-how, goodwill, technology, trade secrets, technical information, marketing information, protocols, quality control information, trademarks, trade names, service marks, logos, and the modifications or improvements to such intangible property.

Z.	“Joint Venture Equity Interest” means the joint venture equity interest owned by RCG in each of the following joint ventures: (1) RCG Brandon LLC (Brandon, MS), (2) Renal Care Group Schaumburg, LLC, (3) Brownsville Kidney Center, Ltd., (4) El Paso Kidney Center East, Ltd., (5) Renal Care Group Buffalo Grove, LLC, (6) Renal Care Group South Tampa, LLC, (7) Renal Care Group Canton, LLC (Georgia), (8) Renal Care Group Galleria, LLC., and (9) Summit Renal Care, LLC. The joint ventures are more fully described in Appendix D.

AA.	“Licensed Intangible Property” means intangible property licensed to Fresenius from a third party Relating To the Operation Of A Clinic To Be Divested including, but not limited to, intellectual property, software, computer programs, patents, know-how, goodwill, technology, trade secrets, technical information, marketing information, protocols, quality control information, trademarks, trade names, service marks, logos, and the modifications or improvements to such intangible property that are licensed to Fresenius. “Licensed Intangible Property” does not mean modifications and improvements to intangible property that are not licensed to Fresenius, or Unrelated Intangible Property.

BB.	“Material Confidential Information” means competitively sensitive, proprietary, and all other information that is not in the public domain owned by or pertaining to a Person or a Person’s business, and includes, but is not limited to, all customer lists, price lists, contracts, cost information, marketing methods, patents, technologies, processes, or other trade secrets.

CC.	“Monitor Agreement” means the Monitor Agreement dated March 7, 2006, between Fresenius, and Richard A. Shermer, of R. Shermer & Co. The Monitor Agreement is attached as Appendix E to this Order.

DD.	“NRI” means National Renal Institutes, Inc., located at 511 Union Street, Suite 1800, Nashville, TN 37219, and which is a wholly owned subsidiary of DSI Holding Company, Inc.

EE.	“NRI Divestiture Agreements” means the Amended and Restated Asset Purchase Agreement dated March 9, 2006, but effective as of February 14, 2006, by and among National Renal Institutes, Inc., Renal Care Group, Inc. and Fresenius Medical Care Holdings, Inc., including all Exhibits (including, but not limited to, the Assignment and Assumption Agreement, Bill of Sale, License Agreement, Transition Services Agreement, Escrow Agreement, Lab Services Agreement, Supply Agreement, Transfer Documents for Real Property, and Partial Waiver Agreement) and Schedules.

FF.	“Operation Of A Clinic” and “Operation Of The Clinic” mean all activities Relating To the business of a Clinic, including, but not limited to:

1.	attracting patients to the Clinic for dialysis services, providing dialysis services to patients of the Clinic, and dealing with their Physicians, including, but not limited to, services Relating To hemodialysis and peritoneal dialysis;

2.	providing medical products to patients of the Clinic;

3.	maintaining the equipment on the premises of the Clinic, including, but not limited to, the equipment used in providing dialysis services to patients;

4.	purchasing supplies and equipment for the Clinic;

5.	negotiating leases for the premises of the Clinic;

6.	providing counseling and support services to patients receiving products or services from the Clinic;

7.	contracting for the services of medical directors for the Clinic;

8.	dealing with Payors that pay for products or services offered by the Clinic, including but not limited to, negotiating contracts with such Payors and submitting claims to such Payors; and

9.	dealing with Governmental Approvals Relating To the Clinic or that otherwise regulate the Clinic.

GG.	“Ordinary Course Of Business” means actions taken by any Person in the ordinary course of the normal day-to-day Operation Of The Clinic that are consistent with past practices of such Person in the Operation Of The Clinic, including, but not limited to past practice with respect to amount, timing, and frequency.

HH.	“Other Contracts Of Each Clinic To Be Divested” means all contracts Relating To the Operation Of A Clinic, where such Clinic is a Clinic To Be Divested — including, but not limited to, contracts for goods and services provided to the Clinic and contracts with Payors — but does not mean the Clinic’s Physician Contracts and the leases for the Real Property Of The Clinic.

II.	“Payor” means any Person that purchases, reimburses for, or otherwise pays for medical goods or services for themselves or for any other person, including, but not limited to: health insurance companies; preferred provider organizations; point of service organizations; prepaid hospital, medical, or other health service plans; health maintenance organizations; government health benefits programs; employers or other persons providing or administering self-insured health benefits programs; and patients who purchase medical goods or services for themselves.

JJ.	“Person” means any natural person, partnership, corporation, association, trust, joint venture, government, government agency, or other business or legal entity.

KK.	“Physician” means a doctor of allopathic medicine (“M.D.”) or a doctor of osteopathic medicine (“D.O.”).

LL.	“Real Property Of The Clinic” means real property on which, or in which, the Clinic is located, including real property used for parking and for other functions Relating To the Operation Of The Clinic.

MM.	“Relating To” means pertaining in any way to, and is not limited to that which pertains exclusively to or primarily to.

NN.	“Regional Manager” means any individual who has been employed by Fresenius or RCG with supervisory responsibility for three or more Clinics.

OO.	“Regional Manager Of A Clinic To Be Divested” and “Regional Manager Of The Clinic To Be Divested” mean a Regional Manager who has had direct supervisory responsibility for a Clinic To Be Divested at any time since October 1, 2005.

PP.	“Software” means executable computer code and the documentation for such computer code, but does not mean data processed by such computer code.

QQ.	“Supplier” means any Person that has sold to Fresenius or RCG any goods or services, other than Physician services, for use in a Clinic To Be Divested. PROVIDED, HOWEVER, “Supplier” does not mean an employee of Fresenius or RCG.

RR.	“Time Of Divestiture” means with respect to an Appendix A Clinic or a Joint Venture Equity Interest, the date upon which a Clinic or a Joint Venture Equity Interest is divested to an Acquirer pursuant to this Order.

SS.	“Unrelated Intangible Property” means Intangible Property that is Relating To:

1.	Renal products produced and sold by Fresenius including, but not limited to, dialyzers, bloodlines, hemodialysis machines, peritoneal dialysis cyclers, catheters and tubing, concentrates, water treatment systems and dialysis fluids;

2.	Clinical laboratory testing services provided by Fresenius-owned laboratories;

3.	Perfusion services provided by Fresenius, including without limitation, operation of heart and lung machines during surgery;

4.	Auto transfusion services and products provided by Fresenius, including without limitation, blood processing devices allowing reinfusion of blood lost during surgery;

5.	Ambulatory surgery services performed by Fresenius;

6.	Disease and case management administrative and coordination services provided by Fresenius;

7.	Pharmaceuticals produced and sold by Fresenius, including without limitation, peritoneal dialysis solutions, Vitamin D analogues and phosphate binders;

8.	Biologicals produced and sold by Fresenius, including without limitation, therapies and products for the treatment of cancer and immunosuppression in organ and bone marrow transplantation;

9.	Hospital and pharmaceutical industry facility development, engineering and management services provided by Fresenius;

10.	Infusion therapy and products provided by Fresenius, including without limitation, anesthesia, electrolyte and glucose infusion solutions and nutritional infusion solutions;

11.	Nutrition therapies and products provided by Fresenius, including without limitation, feeding tubes, feeding pumps, artificial feeding products and services;

12.	Cell separation therapy and products provided by Fresenius, including without limitation, removal of diseased cells from blood in leukemia and auto-immune disease applications;

13.	Adsorption therapies and products provided by Fresenius, including without limitation, products and therapies for the removal of undesirable substances from the blood (e.g., cholesterol) and products and therapies for the treatment of arthritis;

14.	Blood bank products and services provided by Fresenius, including without limitation, blood collection and storage services and products and blood transfusion services and products;

15.	Hydroxyethyl starch (HES) substitutes produced and sold by Fresenius, which are maize-based solutions that can compensate for deficient blood volume and improve blood viscosity; and/or

16.	Genetic engineering, antibody and cell therapy products for the treatment of cancer currently under development by Fresenius.
II.
       IT IS FURTHER ORDERED that:
A.   Fresenius shall:

1.	within ten (10) days after the Effective Date, divest to NRI, absolutely, and in good faith, pursuant to and in accordance with the NRI Divestiture Agreements:

a.	all the Appendix A Clinic Assets, except for the Illinois Clinic Assets, as on-going businesses; and

b.	all of its Joint Venture Equity Interests, except for the Illinois Joint Venture Equity Interests;

PROVIDED, HOWEVER, if, at the time the Commission makes this Order final, the Commission determines that NRI is not an acceptable acquirer or that the NRI Divestiture Agreements are not an acceptable manner of divestiture, and so notifies Fresenius, then Fresenius shall within six (6) months of the date Fresenius receives notice of such determination from the Commission, divest the Appendix A Clinic Assets, except for the Illinois Clinic Assets, absolutely and in good faith, at no minimum price, as on-going businesses and the Joint Venture Equity Interests, except for the Illinois Joint Venture Equity Interests, absolutely and in good faith, at no minimum price, to an Acquirer or Acquirers that receive the prior approval of the Commission and only in a manner that receives the prior approval of the Commission;

2.	within ninety (90) days after the Effective Date, divest to NRI, absolutely, and in good faith, pursuant to and in accordance with the NRI Divestiture Agreements, the Illinois Clinic Assets, as on-going businesses, and the Illinois Joint Venture Equity Interests;

PROVIDED, HOWEVER, if, at the time the Commission makes this Order final, the Commission determines that NRI is not an acceptable acquirer or that the NRI Divestiture Agreements are not an acceptable manner of divestiture, and so notifies Fresenius, then Fresenius shall within eight (8) months of the date Fresenius receives notice of such determination from the Commission, divest the Illinois Clinic Assets absolutely and in good faith, at no minimum price, as on-going businesses, and the Illinois Joint Venture Equity Interests absolutely and in good faith, at no minimum price, to an Acquirer or Acquirers that receive the prior approval of the Commission and only in a manner that receives the prior approval of the Commission.

3.	The NRI Divestiture Agreements are incorporated by reference into this Order and made a part hereof as Non-Public Appendix F. Any failure by Fresenius to comply with the NRI Divestiture Agreements shall constitute a failure to comply with the Order. The NRI Divestiture Agreements shall not vary or contradict, or be construed to vary or contradict, the terms of this Order. Nothing in this Order shall reduce, or be construed to reduce, any rights or benefits of NRI, or any obligations of Fresenius, under the NRI Divestiture Agreements.

4.	If Fresenius has divested the Appendix A Clinic Assets and the Joint Venture Equity Interests to NRI prior to the date this Order becomes final, and if, at the time the Commission makes this Order final, the Commission determines that NRI is not an acceptable acquirer or that the NRI Divestiture Agreements are not an acceptable manner of divestiture, and so notifies Fresenius, then Fresenius shall within three (3) business days of receiving such notification, rescind the transaction with NRI and shall divest the Appendix A Clinic Assets and the Joint Venture Equity Interests in accordance with the provisos to Paragraphs II.A.1 and II.A.2 of this Order.

5.	If Fresenius has divested to NRI the following Clinics in Rhode Island: North Providence (1635 Mineral Spring Avenue, Providence, RI 02904) and Providence (45 Hemingway Drive, Providence, RI 02915) and the Assets Associated with such Clinics (collectively, the “Rhode Island Clinic Assets”), and:

a.	if, after such divestiture, the Rhode Island Department of Health determines that NRI is not an acceptable acquirer or that the NRI Divestiture Agreements relating to the Rhode Island Clinic Assets are not an acceptable manner of divestiture, and

b.	the Rhode Island Department of Health so notifies Fresenius that it must reacquire the Rhode Island Clinic Assets,

c.	then Fresenius shall, within six (6) months of the date Fresenius receives notice of such determination from the Rhode Island Department of Health, divest the Rhode Island Clinic Assets absolutely and in good faith, at no minimum price, as on-going businesses, to an Acquirer or Acquirers that receive the prior approval of the Commission and only in a manner that receives the prior approval of the Commission. PROVIDED, HOWEVER, unless otherwise prohibited by the Rhode Island Department of Health, NRI shall continue to manage such Clinics pending divestiture.

B.	Fresenius shall divest the Assets To Be Divested on the terms set forth in this Paragraph II.B, in addition to other terms that may be required by this Order and by the Divestiture Agreements; and Fresenius shall agree with the Acquirers, as part of the Divestiture Agreements, to comply with the terms set forth in this Paragraph II.B.

1.	Fresenius shall place no restrictions on the use by any Acquirer of any of the Assets To Be Divested or any of the Clinics To Be Divested.

2.	Fresenius shall cooperate with the Acquirer and assist the Acquirer, at no cost to the Acquirer, at the Time Of Divestiture of each Clinic To Be Divested, in obtaining all Government Approvals For Divestiture, and all Government Approvals For Continued Operation, for each Clinic To Be Divested.

3.	Fresenius shall, at the Time Of Divestiture of each Clinic To Be Divested and each Joint Venture Equity Interest:

a.	assign to the Acquirer all rights, title, and interest to leases for the Real Property Of The Clinic, and shall obtain all approvals necessary for such assignments; PROVIDED, HOWEVER, that (1) if the Acquirer obtains all rights, title, and interest to a lease for Real Property Of A Clinic To Be Divested before the Assets To Be Divested are divested pursuant to Paragraph II.A. of this Order, and (2) the Acquirer certifies its receipt of such lease and attaches it as part of the Divestiture Agreement, then Fresenius shall not be required to make the assignments for such Clinic To Be Divested as required by this Paragraph II.B.3.a; and

b.	assign to the Acquirer all of the Clinic’s Physician Contracts, and shall obtain all approvals necessary for such assignment; PROVIDED, HOWEVER, that (1) if the Acquirer enters into a Clinic’s Physician Contract for a Clinic To Be Divested before the Assets To Be Divested are divested pursuant to Paragraph II.A. of this Order, and (2) the Acquirer certifies its receipt of such contract and attaches it as part of the Divestiture Agreement, then Fresenius shall not be required to make the assignment for such Clinic To Be Divested as required by this Paragraph II.B.3.b; and

c.	shall obtain all approvals by joint venture partners necessary for the Acquirer to acquire the Clinics To Be Divested that are owned by a joint venture, and shall assign all such approvals to the Acquirer; and

d.	shall obtain all approvals by joint venture partners necessary for the Acquirer of Joint Venture Equity Interests to jointly own and operate the Clinics owned by the joint venture, and shall assign all such approvals to the Acquirer.

4.	With respect to all Other Contracts Of Each Clinic To Be Divested, Fresenius shall, at the Acquirer’s option and at the Time Of Divestiture of each Clinic To Be Divested:

a.	if such contract can be assigned without third party approval, assign its rights under the contract to the Acquirer; and

b.	if such contract can be assigned to the Acquirer only with third party approval, assist and cooperate with the Acquirer in obtaining:

(1)	such third party approval and in assigning the contract to the Acquirer; or

(2)	a new contract.

5.	Fresenius shall:

a.	at the Time Of Divestiture of each Clinic To Be Divested, provide to the Acquirer of such Clinic contact information about Payors and Suppliers for the Clinic; and

b.	not object to the sharing of Payor and Supplier contract terms Relating To the Clinics To Be Divested (i) if the Payor or Supplier consents in writing to such disclosure upon a request by the Acquirer, and (ii) if the Acquirer enters into a confidentiality agreement with Fresenius not to disclose the information to any third party.

6.	Until sixty (60) days after the Time Of Divestiture of each Clinic To Be Divested, Fresenius shall:

a.	facilitate interviews between each Fresenius Employee Of A Clinic To Be Divested and the Acquirer of the Clinic, and shall not discourage such employee from participating in such interviews; and

b.	not interfere in employment negotiations between each Fresenius Employee Of A Clinic To Be Divested and the Acquirer of the Clinic.

7.	With respect to each Fresenius Employee Of A Clinic To Be Divested who receives, within sixty (60) days of the Time Of Divestiture of any Clinic at which he or she is employed, an offer of employment from the Acquirer of that Clinic:

a.	Fresenius shall not prevent, prohibit or restrict or threaten to prevent, prohibit or restrict the Fresenius Employee Of The Clinic To Be Divested from being employed by the Acquirer of the Clinic, and shall not offer any incentive to the Fresenius Employee Of The Clinic To Be Divested to decline employment with the Acquirer of the Clinic;

b.	if the Fresenius Employee Of The Clinic To Be Divested accepts such offer of employment from the Acquirer, Fresenius shall cooperate with the Acquirer of the Clinic in effecting transfer of the Fresenius Employee Of The Clinic To Be Divested to the employ of the Acquirer of the Clinic;

c.	Fresenius shall eliminate any contractual provisions or other restrictions that would otherwise prevent the Fresenius Employee Of The Clinic To Be Divested from being employed by the Acquirer of the Clinic;

d.	Fresenius shall eliminate any confidentiality restrictions that would prevent the Fresenius Employee Of The Clinic To Be Divested who accepts employment with the Acquirer of the Clinic from using or transferring to the Acquirer any information Relating To the Operation Of The Clinic; and

e.	Fresenius shall pay, for the benefit of any Fresenius Employee Of The Clinic To Be Divested who accepts employment with the Acquirer of the Clinic, all accrued bonuses, vested pensions, and other accrued benefits, except extended sick leave, as to which NRI shall be solely responsible for its payment in full.

8.	For a period of two (2) years following the Time Of Divestiture of each Clinic To Be Divested, Fresenius shall not, directly or indirectly, solicit, induce, or attempt to solicit or induce any Employee Of A Clinic To Be Divested who is employed by the Acquirer to terminate his or her employment relationship with the Acquirer, unless that employment relationship has already been terminated by the Acquirer; PROVIDED, HOWEVER, Fresenius may make general advertisements for employees including, but not limited to, in newspapers, trade publications, websites, or other media not targeted specifically at Acquirer’s employees; PROVIDED, FURTHER, HOWEVER, Fresenius may hire employees who apply for employment with Fresenius, as long as such employees were not solicited by Fresenius in violation of this Paragraph II.B.8; PROVIDED, FURTHER, HOWEVER, Fresenius may offer employment to an Employee Of A Clinic To Be Divested who is employed by the Acquirer in only a part-time capacity, if the employment offered by Fresenius would not, in any way, interfere with the employee’s ability to fulfill his or her employment responsibilities to the Acquirer.

9.	For a period of not less than forty-five (45) days, which period may begin prior to the signing of the Consent Agreement and which shall end no earlier than ten (10) days after the Time Of Divestiture of each Clinic To Be Divested (“Forty-Five Day Hiring Period”), Fresenius shall:

a.	facilitate interviews between each Regional Manager Of A Clinic To Be Divested and the Acquirer of the Clinic, and shall not discourage such Regional Manager from participating in such interviews; and

b.	not interfere in employment negotiations between each Regional Manager Of A Clinic To Be Divested and the Acquirer of the Clinic.

PROVIDED, HOWEVER, the terms of this Paragraph II.B.9 shall not apply after Acquirers have hired ten (10) Regional Managers who were each previously employed by Fresenius or RCG at any time since October 1, 2005.

10.	With respect to each Regional Manager Of A Clinic To Be Divested who receives, within the Forty-Five Day Hiring Period required by Paragraph II.B.9. of this Order an offer of employment from the Acquirer of that Clinic:

a.	Fresenius shall not prevent, prohibit or restrict or threaten to prevent, prohibit or restrict the Regional Manager Of The Clinic To Be Divested from being employed by the Acquirer of the Clinic, and shall not offer any incentive to the Regional Manager Of The Clinic To Be Divested to decline employment with the Acquirer of the Clinic;

b.	if the Regional Manager Of The Clinic To Be Divested accepts such offer of employment from the Acquirer, Fresenius shall cooperate with the Acquirer of the Clinic in effecting transfer of the Regional Manager Of The Clinic To Be Divested to the employ of the Acquirer of the Clinic;

c.	Fresenius shall eliminate any contractual provisions or other restrictions that would otherwise prevent the Regional Manager Of The Clinic To Be Divested from being employed by the Acquirer of the Clinic;

d.	Fresenius shall eliminate any confidentiality restrictions that would prevent the Regional Manager Of The Clinic To Be Divested who accepts employment with the

Acquirer of the Clinic from using or transferring to the Acquirer any information Relating To the Operation Of The Clinic;

e.	Fresenius shall pay, for the benefit of any Regional Manager Of The Clinic To Be Divested who accepts employment with the Acquirer of the Clinic, all accrued bonuses, vested pensions and other accrued benefits, except extended sick leave, as to which NRI shall be solely responsible for its payment in full; and

f.	for a period of two (2) years following the Time Of Divestiture of the Clinic To Be Divested, Fresenius shall not, directly or indirectly, solicit, induce, or attempt to solicit or induce any Regional Manager of the Acquirer who was previously a Regional Manager of A Clinic To Be Divested to terminate his or her employment relationship with the Acquirer unless the individual has been terminated by the Acquirer; PROVIDED, HOWEVER, Fresenius may make general advertisements for Regional Managers including, but not limited to, in newspapers, trade publications, websites, or other media not targeted specifically at Acquirer’s Regional Managers; PROVIDED, FURTHER, HOWEVER,Fresenius may hire Regional Managers who apply for employment with Fresenius, as long as such Regional Managers were not solicited by Fresenius in violation of this Paragraph II.B.10.f.

PROVIDED, HOWEVER, after the Acquirer has hired ten (10) Regional Managers who were each previously employed by Fresenius or RCG at any time since October 1, 2005, the terms of this Paragraph II.B.10 shall apply only to those ten (10) Regional Managers hired by the Acquirer.

11.	With respect to each Physician who has provided services to a Clinic To Be Divested pursuant to any of the Clinic’s Physician Contracts in effect at any time during the four (4) months preceding the Time Of Divestiture of the Clinic (“Contract Physician”):

a.	Fresenius shall not offer any incentive to the Contract Physician, the Contract Physician’s practice group, or other members of the Contract Physician’s practice group to decline to provide services to the Clinic To Be Divested, and shall eliminate any confidentiality restrictions that would prevent the Contract Physician, the Contract Physician’s practice group, or other members of the Contract Physician’s practice group from using or transferring to the Acquirer of the Clinic To Be Divested any information Relating To the Operation Of The Clinic; and

b.	For a period of three (3) years following the Time Of Divestiture of each Clinic To Be Divested, Fresenius shall not contract for the services of the Contract Physician,

the Contract Physician’s practice group, or other members of the Contract Physician’s practice group for the provision of Contract Services to be performed in any of the areas listed in Appendix B of this Order that correspond to such Clinic. PROVIDED, HOWEVER, if the Contract Physician, or the Contract Physician’s practice group, or other members of the Contract Physician’s practice group were providing services to one or more Clinics, other than or in addition to a Clinic To Be Divested, pursuant to a contract with Fresenius or RCG in effect as of October 1, 2005, then Fresenius may continue to contract with such Contract Physicians, or the Contract Physician’s practice group, or other members of the Contract Physician’s practice group for services to be provided to such other or additional Clinics;

12.	With respect to Material Confidential Information relating exclusively to any of the Clinics To Be Divested, Fresenius shall:

a.	not disclose such information to any Person other than the Acquirer of such Clinic;

b.	after the Time Of Divestiture of such Clinic:

(1)	not use such information for any purpose other than complying with the terms of this Order or with any law; and

(2)	destroy all records of such information, except to the extent that: (1) Fresenius is required by law to retain such information, and (2) Fresenius’s inside or outside attorneys may keep one copy solely for archival purposes, but may not disclose such copy to the rest of Fresenius.

13.	At the Time Of Divestiture of each Clinic To Be Divested, Fresenius shall provide the Acquirer of the Clinic with manuals, instructions, and specifications sufficient for the Acquirer to access and use any information

a.	divested to the Acquirer pursuant to this Order, or

b.	in the possession of the Acquirer, and previously used by Fresenius or RCG in the Operation Of The Clinic.

14.	For two (2) years following the Time Of Divestiture of each Clinic To Be Divested, Fresenius shall not solicit the business of any patients that received any goods or services from such Clinic between October 1, 2005, and the date of such divestiture, PROVIDED, HOWEVER, Fresenius may (i) make general advertisements for the business of such patients including, but not limited to, in newspapers, trade publications, websites, or other media not targeted specifically at such patients, and (ii) provide advertising and promotions directly to any patient that initiates discussions with, or makes a request to, any Fresenius employee.

15.	Fresenius shall convey to each Acquirer of a Clinic To Be Divested the right to use any Licensed Intangible Property (to the extent permitted by the third-party licensor), if such right is needed for the Operation Of The Clinic by the Acquirer and if the Acquirer is unable, using commercially reasonable efforts, to obtain equivalent rights from other third parties on commercially reasonable terms and conditions.

16.	Fresenius shall do nothing to prevent or discourage Suppliers that, prior to the Time Of Divestiture of any Clinic To Be Divested, supplied goods and services for use in any Clinic To Be Divested from continuing to supply goods and services for use in such Clinic.

17.	With respect to Fresenius’s Medical Protocols:

a.	Fresenius shall retain a copy of Fresenius’s Medical Protocols until six (6) months after all of the Assets To Be Divested have been divested pursuant to this Order;

b.	If any Acquirer of a Clinic To Be Divested requests in writing to Fresenius, within six (6) months of the Time Of Divestiture of that Clinic to that Acquirer, that Fresenius license a copy of Fresenius’s Medical Protocols to that Acquirer, Fresenius shall within five (5) business days of such request, grant to that Acquirer a royalty-free, perpetual, worldwide license for the use, without any limitation, of Fresenius’s Medical Protocols (including the right to transfer or sublicense such protocols, exclusively or nonexclusively, to others by any means); and

c.	Fresenius shall create no disincentive for any Acquirer of a Clinic To Be Divested to make such a request for a license for Fresenius’s Medical Protocols, and shall not enter into any agreement or understanding with any Acquirer that the Acquirer not make such a request.

18.	Fresenius shall grant a royalty-free perpetual worldwide license for the use, without any limitation, of all Intangible Property (other than Software, Licensed Intangible Property, and Unrelated Intangible Property) not relating exclusively to the Operation Of The

             Clinic (including the right to transfer or sublicense such license rights in such Intangible Property, exclusively or nonexclusively, to others by any means).

C.	Fresenius shall not acquire RCG until it has obtained for all Clinics To Be Divested and all Joint Venture Equity Interests:

1.	all Governmental Approvals For Divestiture necessary for the Acquirers of such Clinics to be able to own, and immediately operate, the Clinics; PROVIDED, HOWEVER, Fresenius shall not be required to obtain Illinois Governmental Approvals For Divestiture prior to acquiring RCG;

2.	all approvals for assignment of the leases for the Real Property Of The Clinics, as required by Paragraph II.B.3.a of this Order;

3.	all approvals for the assignment of the Clinic’s Physician Contracts, as required by Paragraph II.B.3.b of this Order; and

4.	all approvals by joint venture partners necessary for (a) the Acquirer of such Clinics to be able to acquire the Clinics from the joint venture, and (b) the Acquirer of such Joint Venture Equity Interests to jointly own and operate the Clinics with the joint venture partners, as required by Paragraphs II.B.3.c and II.B.3.d of this Order.

Copies of all such approvals shall be incorporated into the Divestiture Agreements as appendices.

D.	The purpose of Paragraph II of this Order is to ensure the continuation of the Clinics To Be Divested as, or as part of, ongoing viable enterprises engaged in the same business in which such assets were engaged at the time of the announcement of the acquisition by Fresenius of RCG, to ensure that the Clinics To Be Divested are operated independently of, and in competition with, Fresenius, and to remedy the lessening of competition alleged in the Commission’s Complaint.

III.
       IT IS FURTHER ORDERED that, for a period of five (5) years from the date this Order is issued, Fresenius shall not, without providing advance written notification to the Commission in the manner described in this paragraph, directly or indirectly:

A.	acquire any assets of or financial interest in any Clinic located in any of the areas listed in Appendix B of this Order; or

B.	enter into any contract to participate in the management or Operation Of A Clinic located in any of the areas listed in Appendix B of this Order, except to the extent that the contract relates exclusively to:

1.	off-site lab services or social worker support materials; or

2.	billing services, collection services, bookkeeping services, accounting services, supply purchasing and logistics services, or the preparation of financial reports and accounts receivable reports (collectively “Such Services”), where appropriate firewalls and confidentiality agreements are implemented to prevent Material Confidential Information of the Clinic from being disclosed to anyone participating in any way in the operation or management of any Clinic owned by Fresenius or any Clinic other than the Clinic to which Such Services are being provided.
Said advance written notification shall contain (i) either a detailed term sheet for the proposed acquisition or the proposed agreement with all attachments, and (ii) documents that would be responsive to Item 4(c) of the Premerger Notification and Report Form under the Hart-Scott-Rodino Premerger Notification Act, Section 7A of the Clayton Act, 15 U.S.C. § 18a, and Rules, 16 C.F.R. § 801-803, relating to the proposed transaction (hereinafter referred to as “the Notification), PROVIDED, HOWEVER, (i) no filing fee will be required for the Notification, (ii) an original and one copy of the Notification shall be filed only with the Secretary of the Commission and need not be submitted to the United States Department of Justice, and (iii) the Notification is required from Fresenius and not from any other party to the transaction. Fresenius shall provide the Notification to the Commission at least thirty (30) days prior to consummating the transaction (hereinafter referred to as the “first waiting period”). If, within the first waiting period, representatives of the Commission make a written request for additional information or documentary material (within the meaning of 16 C.F.R. § 803.20), Fresenius shall not consummate the transaction until thirty (30) days after submitting such additional information or documentary material. Early termination of the waiting periods in this paragraph may be requested and, where appropriate, granted by letter from the Bureau of Competition.

PROVIDED, HOWEVER, that prior notification shall not be required by this paragraph for a transaction for which Notification is required to be made, and has been made, pursuant to Section 7A of the Clayton Act, 15 U.S.C. § 18a.
IV.
       IT IS FURTHER ORDERED that:

A.	Richard Shermer, of R. Shermer & Co., shall be appointed Monitor to assure that Fresenius expeditiously complies with all of its obligations and performs all of its responsibilities as required by this Order.

B.	No later than one (1) day after this Order is made final, Fresenius shall, pursuant to the Monitor Agreement and to this Order, transfer to the Monitor all the rights, powers, and authorities necessary to permit the Monitor to perform his duties and responsibilities in a manner consistent with the purposes of this Order.

C.	In the event a substitute Monitor is required, the Commission shall select the Monitor, subject to the consent of Fresenius, which consent shall not be unreasonably withheld. If Fresenius has not opposed, in writing, including the reasons for opposing, the selection of a proposed Monitor within ten (10) days after notice by the staff of the Commission to Fresenius of the identity of any proposed Monitor, Fresenius shall be deemed to have consented to the selection of the proposed Monitor. Not later than ten (10) days after appointment of a substitute Monitor, Fresenius shall execute an agreement that, subject to the prior approval of the Commission, confers on the Monitor all the rights and powers necessary to permit the Monitor to monitor Fresenius’s compliance with the terms of this Order, the Order to Maintain Assets, and the Divestiture Agreements in a manner consistent with the purposes of this Order.

D.	Fresenius shall consent to the following terms and conditions regarding the powers, duties, authorities, and responsibilities of the Monitor:

1.	The Monitor shall have the power and authority to monitor Fresenius’s compliance with the terms of this Order, the Order to Maintain Assets, and the Divestiture Agreements, and shall exercise such power and authority and carry out the duties and responsibilities of the Monitor in a manner consistent with the purposes of this Order and in consultation with the Commission, including, but not limited to:

a.	Assuring that Fresenius expeditiously complies with all of its obligations and performs all of its responsibilities as required by this Order, the Order to Maintain Assets, and the Divestiture Agreements;

b.	Monitoring any transition services agreements;

c.	Assuring that Material Confidential Information is not received or used by Fresenius or the Acquirers, except as allowed in this Order and in the Order to Maintain Assets, in this matter.

2.	The Monitor shall act in a fiduciary capacity for the benefit of the Commission.

3.	The Monitor shall serve for such time as is necessary to monitor Fresenius’s compliance with the provisions of this Order, the Order to Maintain Assets, and the Divestiture Agreements.

4.	Subject to any demonstrated legally recognized privilege, the Monitor shall have full and complete access to Fresenius’s personnel, books, documents, records kept in the Ordinary Course Of Business, facilities and technical information, and such other relevant information as the Monitors may reasonably request, related to Fresenius’s compliance with its obligations under this Order, the Order to Maintain Assets, and the Divestiture Agreements. Fresenius shall cooperate with any reasonable request of the Monitors and shall take no action to interfere with or impede the Monitor’s ability to monitor Fresenius’s compliance with this Order, the Order to Maintain Assets, and the Divestiture Agreements.

5.	The Monitor shall serve, without bond or other security, at the expense of Fresenius on such reasonable and customary terms and conditions as the Commission may set. The Monitor shall have authority to employ, at the expense of Fresenius, such consultants, accountants, attorneys and other representatives and assistants as are reasonably necessary to carry out the Monitors’ duties and responsibilities. The Monitor shall account for all expenses incurred, including fees for services rendered, subject to the approval of the Commission.

6.	Fresenius shall indemnify the Monitor and hold the Monitor harmless against any losses, claims, damages, liabilities, or expenses arising out of, or in connection with, the performance of the Monitor’s duties, including all reasonable fees of counsel and other reasonable expenses incurred in connection with the preparations for, or defense of, any claim, whether or not resulting in any liability, except to the extent that such losses, claims, damages, liabilities, or expenses result from misfeasance, gross negligence, willful or wanton acts, or bad faith by the Monitor.

7.	Fresenius shall report to the Monitor in accordance with the requirements of this Order and/or as otherwise provided in any agreement approved by the Commission. The Monitor shall evaluate the reports submitted to the Monitor by Fresenius, and any reports submitted by the Acquirer with respect to the performance of Fresenius’s obligations under this Order, the Order to Maintain Assets, and the Divestiture Agreements.

8.	Within one (1) month from the date the Monitor is appointed pursuant to this paragraph, every sixty (60) days thereafter, and otherwise as requested by the Commission, the Monitor shall report in writing to the Commission concerning performance by Fresenius of its obligations under this Order, the Order to Maintain Assets, and the Divestiture Agreements.

9.	Fresenius may require the Monitor and each of the Monitor’s consultants, accountants, attorneys, and other representatives and assistants to sign a customary confidentiality agreement; PROVIDED, HOWEVER, such agreement shall not restrict the Monitor from providing any information to the Commission.

E.	The Commission may, among other things, require the Monitor and each of the Monitor’s consultants, accountants, attorneys, and other representatives and assistants to sign an appropriate confidentiality agreement Relating To Commission materials and information received in connection with the performance of the Monitor’s duties.

F.	If the Commission determines that the Monitor has ceased to act or failed to act diligently, the Commission may appoint a substitute Monitor in the same manner as provided in this Paragraph IV.

G.	The Commission may on its own initiative, or at the request of the Monitor, issue such additional orders or directions as may be necessary or appropriate to assure compliance with the requirements of this Order, the Order to Maintain Assets, and the Divestiture Agreements.

H.	A Monitor appointed pursuant to this Order may be the same Person appointed as a trustee pursuant to Paragraph V of this Order and may be the same Person or Persons appointed as Monitor under the Order to Maintain Assets.

V.
       IT IS FURTHER ORDERED that:

A.	If Fresenius has not divested, absolutely and in good faith and with the Commission’s prior approval, all of the Assets To Be Divested pursuant to Paragraph II of this Order, the Commission may appoint a trustee to divest any of the Assets To Be Divested that have not been divested pursuant to Paragraph II of this Order in a manner that satisfies the requirements of Paragraph II of this Order. In the event that the Commission or the Attorney General brings an action pursuant to Section 5(l) of the Federal Trade Commission Act, 15 U.S.C. § 45(l), or any other statute enforced by the Commission, Fresenius shall consent to the appointment of a trustee in such action to divest the relevant assets in accordance with the terms of this Order. Neither the appointment of a trustee nor a decision not to appoint a trustee under this Paragraph shall preclude the Commission or the Attorney General from seeking civil penalties or any other relief available to it, including a court-appointed trustee, pursuant to § 5(l) of the Federal Trade Commission Act, or any other statute enforced by the Commission, for any failure by Fresenius to comply with this Order.

B.	The Commission shall select the trustee, subject to the consent of Fresenius, which consent shall not be unreasonably withheld. The trustee shall be a Person with experience and expertise in acquisitions and divestitures. If Fresenius has not opposed, in writing, including the reasons for opposing, the selection of any proposed trustee within ten (10) days after receipt of notice by the staff of the Commission to Fresenius of the identity of any proposed trustee, Fresenius shall be deemed to have consented to the selection of the proposed trustee.

C.	Within ten (10) days after appointment of a trustee, Fresenius shall execute a trust agreement that, subject to the prior approval of the Commission, transfers to the trustee all rights and powers necessary to permit the trustee to effect the divestitures required by this Order.

D.	If a trustee is appointed by the Commission or a court pursuant to this Order, Fresenius shall consent to the following terms and conditions regarding the trustee’s powers, duties, authority, and responsibilities:

1.	Subject to the prior approval of the Commission, the trustee shall have the exclusive power and authority to divest any of the Assets To Be Divested that have not been divested pursuant to Paragraph II of this Order.

2.	The trustee shall have twelve (12) months from the date the Commission approves the trust agreement described herein to accomplish the divestiture, which shall be subject to the prior approval of the Commission. If, however, at the end of the twelve (12) month period, the trustee has submitted a divestiture plan or believes that the divestiture can be achieved within a reasonable time, the divestiture period may be extended by the Commission; PROVIDED, HOWEVER, the Commission may extend the divestiture period only two (2) times.

3.	Subject to any demonstrated legally recognized privilege, the trustee shall have full and complete access to the personnel, books, records, and facilities related to the relevant assets that are required to be divested by this Order, and to any other relevant information, as the trustee may request. Fresenius shall develop such financial or other information as the trustee may request and shall cooperate with the trustee. Fresenius shall take no action to interfere with or impede the trustee’s accomplishment of the divestiture. Any delays in divestiture caused by Fresenius shall extend the time for divestiture under this Paragraph V in an amount equal to the delay, as determined by the Commission or, for a court-appointed trustee, by the court.

4.	The trustee shall use commercially reasonable best efforts to negotiate the most favorable price and terms available in each contract that is submitted to the Commission, subject to Fresenius’s absolute and unconditional obligation to divest expeditiously and at no minimum price. The divestiture shall be made in the manner and to an Acquirer or Acquirers as required by this Order; PROVIDED, HOWEVER, if the trustee receives bona fide offers for particular assets from more than one acquiring entity, and if the Commission determines to approve more than one such acquiring entity for such assets, the trustee shall divest the assets to the acquiring entity selected by Fresenius from among those approved by the Commission; PROVIDED, FURTHER, HOWEVER, that Fresenius shall select such entity within five (5) days of receiving notification of the Commission’s approval.

5.	The trustee shall serve, without bond or other security, at the cost and expense of Fresenius, on such reasonable and customary terms and conditions as the Commission or a court may set. The trustee shall have the authority to employ, at the cost and expense of Fresenius, such consultants, accountants, attorneys, investment bankers, business brokers, appraisers, and other representatives and assistants as are necessary to carry out the trustee’s duties and responsibilities. The trustee shall account for all monies derived from the divestiture and all expenses incurred. After approval by the Commission and, in the case of a court-appointed trustee, by the court, of the account of the trustee, including fees for the trustee’s services, all remaining monies shall be paid at the direction of Fresenius, and the trustee’s power shall be terminated. The compensation of the trustee shall be based at least in significant part on a commission arrangement contingent on the divestiture of all of the relevant assets that are required to be divested by this Order.

6.	Fresenius shall indemnify the trustee and hold the trustee harmless against any losses, claims, damages, liabilities, or expenses arising out of, or in connection with, the performance of the trustee’s duties, including all reasonable fees of counsel and other expenses incurred in connection with the preparation for, or defense of, any claim, whether or not resulting in any liability, except to the extent that such losses, claims, damages, liabilities, or expenses result from misfeasance, gross negligence, willful or wanton acts, or bad faith by the trustee.

7.	The trustee shall have no obligation or authority to operate or maintain the relevant assets required to be divested by this Order.

8.	The trustee shall report in writing to Fresenius and to the Commission every sixty (60) days concerning the trustee’s efforts to accomplish the divestiture.

9.	Fresenius may require the trustee and each of the trustee’s consultants, accountants, attorneys, and other representatives and assistants to sign a customary confidentiality agreement; PROVIDED, HOWEVER, such agreement shall not restrict the trustee from providing any information to the Commission.

E.	If the Commission determines that a trustee has ceased to act or failed to act diligently, the Commission may appoint a substitute trustee in the same manner as provided in this Paragraph V.

F.	The Commission or, in the case of a court-appointed trustee, the court, may on its own initiative or at the request of the trustee issue such additional orders or directions as may be necessary or appropriate to accomplish the divestiture required by this Order.

G.	The trustee appointed pursuant to this Paragraph may be the same Person appointed as the Monitor pursuant to the relevant provisions of this Order or the Order to Maintain Assets.
VI.
       IT IS FURTHER ORDERED that:

A.	Beginning thirty (30) days after the date this Order becomes final, and every thirty (30) days thereafter until Fresenius has fully complied with Paragraphs II.A., II.B.3, II.B.5.a, II.B.6, II.B.9, II.B.13, and II.B.17 of this Order, Fresenius shall submit to the Commission a verified written report setting forth in detail the manner and form in which it intends to comply, is complying, and has complied with the terms of this Order, the Order to Maintain Assets, and the Divestiture Agreements. Fresenius shall submit at the same time a copy of these reports to the Monitor, if any Monitor has been appointed.

B.	Beginning twelve (12) months after the date this Order becomes final, and annually thereafter on the anniversary of the date this Order becomes final, for the next four (4) years, Fresenius shall submit to the Commission verified written reports setting forth in detail the manner and form in which it is complying and has complied with this Order, the Order to Maintain Assets, and the Divestiture Agreements. Fresenius shall submit at the same time a copy of these reports to the Monitor, if any Monitor has been appointed.
VII.
       IT IS FURTHER ORDERED that Fresenius shall notify the Commission at least thirty (30) days prior to:

A.	Any proposed dissolution of Fresenius,

B.	Any proposed acquisition, merger, or consolidation of Fresenius, or

C.	Any other change in Fresenius that may affect compliance obligations arising out of this Order, including but, not limited to, assignment, the creation or dissolution of subsidiaries, or any other change in Fresenius.
VIII.
       IT IS FURTHER ORDERED that, for the purpose of determining or securing compliance with this Order, and subject to any legally recognized privilege, and upon written request with reasonable notice to Fresenius, Fresenius shall permit any duly authorized representative of the Commission:

A.	Access, during office hours of Fresenius and in the presence of counsel, to all facilities and access to inspect and copy all books, ledgers, accounts, correspondence, memoranda, and all other records and documents in the possession or under the control of Fresenius related to compliance with this Order; and

B.	Upon five (5) days’ notice to Fresenius and without restraint or interference from Fresenius, to interview officers, directors, or employees of Fresenius, who may have counsel present, regarding such matters.
IX.
       IT IS FURTHER ORDERED that this Order shall terminate ten (10) years from the date the Order is issued.

By the Commission.

Donald S. Clark
Secretary
SEAL
ISSUED:

APPENDIX A
APPENDIX A CLINICS

	Clinic Name (Medicare Provider Number)	Clinic Address

1	FMC-Norwood Clinic Dialysis Unit (012516)	1424 North Carraway Blvd. Birmingham, AL 35234

2	FMC-Chilton Peach (012587)	107 Medical Center Dr. Clanton, AL 35045

3	FMC-Walker County Dialysis (012533)	589 Highway 78W Jasper, AL 35501

4	RCG-Marion (042573)	2921 Highway 77, Suite 8 Marion, AR 72364

5	RCG-Osceola Dialysis Center (231656)	1420 West Keiser Avenue Osceola, AR 72370

6	RCG-Avondale (032608)	13055 West McDowell Road Avondale, AZ 85323

7	RCG-Mesa (032551)	1337 South Gilbert Road Mesa, AZ 85204

8	RCG-Southwest Mesa (032526)	1457 West Southern Avenue Mesa, AZ 85202

9	RCG-Northeast Phoenix (032596)	3305 East Greenway Road Phoenix, AZ 85032

10	RCG-Phoenix North (032555)	8046 North 19th Avenue Phoenix, AZ 85021

11	RCG-South Phoenix (032583)	4621 South Central Avenue Phoenix, AZ 85040

12	FMC-Tempe (032586)	8820 South Kyrene Road Tempe, AZ 85284

13	RCG-Cottonwood (032562)	203 South Candy Lane Cottonwood, AZ 86326

14	RCG-Prescott (R032523)	980 Willow Creek Road Prescott, AZ 86301

APPENDIX A

	Clinic Name (Medicare Provider Number)	Clinic Address

15	RCG-Naples (102809)	6625 Hillway Circle Naples, FL 34112

16	FMC-Lakewood (102733)	8131 Cooper Creek Boulevard University Park, FL 34201

17	RCG-Tampa Central (102761)	4705 North Armenia Avenue Tampa, FL 33603

18	RCG-Cartersville (112691)	203 South Tennessee Street Cartersville, GA 30120

19	RCG-Covington (112708)	4179 Baker Street Covington, GA 30014

20	RCG-Cobb County (112675)	506 Roswell Street Marietta, GA 30060

21	FMC-Neomedica Evanston (142511)	1715 Central Street Evanston, IL 60201

22	RCG-Arlington Heights (142628)	17 West Gulf Road Arlington, IL 60006

23	RCG-Scottsdale (142518)	7929 South Cicero Chicago, IL 60652

24	RCG-Markham (142575)	3053-3055 West 159th Street Markham, IL 60426

25	RCG-Hazelcrest (142622)	3470 West 183rd Street Hazelcrest, IL 60429

26	RCG-South Holland (142544)	16136 South Park Avenue South Holland, IL 60473

27	RCG-Loop (142505)	55 East Washington Street Chicago, IL 60602

28	RCG-Waukegan (142577)	1616 Grand Avenue Waukegan, IL 60085

29	RCG Waukegan Home (142567)	1616 Grand Avenue Waukegan, IL 60085

ii

APPENDIX A

	Clinic Name (Medicare Provider Number)	Clinic Address

30	FMC-Quad Counties Dialysis (152539)	528 North Grandstaff Auburn, IN 46706

31	FMC-Central Fort Wayne (152580)	1940 Blufton Road Fort Wayne, IN 46809

32	FMC-Lake Avenue Dialysis (152508)	3525 Lake Avenue Fort Wayne, IN 46805

33	FMC-Lake Avenue Home (152563)	2414 Lake Avenue Fort Wayne, IN 46805

34	FMC-South Anthony (152533)	7017 South Anthony Boulevard Fort Wayne, IN 46816

35	FMC-Huntington (152575)	3040 West Park Drive Huntington, IN 46750

36	FMC-Noblesville (152555)	865 Westfield Road Noblesville, IN 46060

37	FMC-Blue River Valley Dialysis (152545)	2309 South Miller Street Shelbyville, IN 46176

38	FMC-Marion County (152512)	3834 South Emerson Avenue Indianapolis, IN 46203

39	FMC-Greenwood (152572)	125 Airport Parkway Greenwood, IN 46143

40	FMC-Northwest Indianapolis (152524)	6488 Corporate Way Indianapolis, IN 46278

41	FMC Logansport (152570)	1025 Michigan Logansport, IN 46947

42	FMC Scottsburg (152529)	1451 North Gardner Scottsburg, IN 47170

43	RCG-Louisville (182537)	635 South 3rd Street Louisville, KY 40202

44	RCG-Baton Rouge (192616)	1333 Oneal Lane Baton Rouge, LA 70816

iii

APPENDIX A

	Clinic Name (Medicare Provider Number)	Clinic Address

45	RCG-Houma (192509)	108 Picone Road Houma, LA 70363

46	RCG-Thibodaux (192535)	406 North Acadia Road Thibodaux, LA 70301

47	RCG-Amesbury (222532)	24 Morrill Place Amesbury, MA 01913

48	RCG-North Andover (222545)	201 Sutton Street North Andover, MA 01845

49	RCG-Canton (252521)	620 East Peace Street Canton, MS 39046

50	RCG-Hazlehurst (252551)	201 North Haley Street Hazlehurst, MS 39083

51	RCG-Jackson North (252501)	571 East Beasely Road Jackson, MS 39206

52	RCG-Jackson South (252535)	2460 Terry Road Jackson, MS 39204

53	RCG-Jackson Southwest (252533)	1828 Raymond Road Jackson, MS 39204

54	FMC-Carthage (252562)	312 Ellis Street Carthage, MS 39051

55	RCG-Lexington (252539)	22579 Dept Street Lexington, MS 39095

56	RCG-Lees Summit (no CMS number)	100 N.E. Missouri Road Lees Summit, MO 64086

57	RCG-Kansas City (262564)	4333 Madison Kansas City, MO 64111

58	FMC Las Cruces (322527)	3961 East Lohman Las Cruces, NM 88011

59	FMC-Preferred Dialysis of Green Valley (292517)	1489 West Warm Springs Henderson, NV 89014

iv

APPENDIX A

	Clinic Name (Medicare Provider Number)	Clinic Address

60	FMC-Preferred Owned (292507)	2333 Renaissance Drive Las Vegas, NV 89119

61	FMC-Northeast Portland (382540)	703 NE Hancock Street Portland, OR 97212

62	FMC-Oregon Kidney Center (382500)	5318 NE Irving Portland, OR 97213

63	FMC-Sunnyside/SE Portland/Lake Rd (382534)	6902 SE Lake Road Milwaukie, OR 97267

64	FMC-Willamette Valley (382520)	1510 Division Street Oregon City, OR 97045

65	FMC-Sellersville (392617)	700 Lawn Avenue Sellersville, PA 18960

66	RCG-Philadelphia (392601)	3310-24 Memphis Street Philadelphia, PA 19134

67	FMC-Northern Philadelphia (392509)	5933 North Broad Street Philadelphia, PA 19141

68	FMC-North Providence (412506)	1635 Mineral Spring Avenue North Providence, RI 02904

69	FMC-Providence (412500)	40 Hemingway Drive East Providence, RI 02915

70	FMC-Easley D.C. (152541)	125 Whitmire Road Easley, SC 29640

71	FMC-Greenville (422503)	3 Butternut Drive Greenville, SC 29605

72	FMC-Simpsonville (422579)	209 North Maple Street Simpsonville, SC 29681

73	RCG-Memphis North (442640)	4913 Raleigh Common Drive Memphis, TN 38128

74	RCG-Memphis Central (442637)	1331 Union Avenue Memphis, TN 38104

v

APPENDIX A

	Clinic Name (Medicare Provider Number)	Clinic Address

75	RCG-Memphis Whitehaven (442655)	3420 Elvis Presley Boulevard Memphis, TN 38116

76	RCG-Memphis Midtown (442646)	1166 Monroe Avenue Memphis, TN 38104

77	RCG-Memphis Graceland (442650)	4180 Auburn Road Memphis, TN 38116

78	RCG-Memphis South (442605)	3960 Knight Arnold Road Memphis, TN 38118

79	FMC-Alice (452537)	2345 Alice Regional Boulevard Alice, TX 78332

80	FMC-Corpus Christi (452514)	2733 Swantner Drive Corpus Christi, TX 78404

81	FMC-D.S. of Riverside (452751)	13434 Up River Road Corpus Christi, TX 78410

82	FMC-D.S. of South Texas (452715)	4300 South Padre Island Corpus Christi, TX 78411

83	FMC-D.S. of South Texas-Central (452800)	2222 South Morgan Corpus Christi, TX 78405

84	FMC-North East Texas (452694)	4805 Wesley Street Greenville, TX 75401

85	RCG-El Paso West (452809)	3100 North Stanton Street El Paso, TX 79902

86	RCG-Weslaco (452672)	910 South Utah Street Weslaco, TX 78596

87	RCG-McAllen (452654)	411 Lindberg Avenue McAllen, TX 78501

88	FMC-Edinburg Kidney Center (452764)	4302 South Sugar Road Edinburg, TX 78539

89	FMC-Downtown Spokane (502547)	601 West 5th Avenue Spokane, WA 99204

vi

APPENDIX A

	Clinic Name (Medicare Provider Number)	Clinic Address

90	FMC-North Spokane (502538)	7407 North Division Street Spokane, WA 99208

91	FMC-Spokane Valley (502537)	12610 East Mirabeau Spokane, WA99208

vii

APPENDIX B
AREA DEFINITIONS

•	Five digit numbers refer to zip codes.

•	Geographic areas bounded by roads include all properties abutting the referenced road (i.e., properties on both sides of the road).

•	Zip codes or other areas fully surrounded by areas included in the area definition shall be considered part of the area definition.

•	Area definitions are based on maps submitted to the Commission staff by Fresenius.

	Divested Clinics (Medicare Provider Numbers)	Corresponding Area Definition

1	FMC-Norwood Clinic Dialysis Unit (012516)	The area in and/or near Birmingham, Alabama, consisting of: 35060, 35064, 35068, 35204, 35205, 35206, 35207, 35208, 35209, 35210, 35211, 35212, 35213, 35214, 35215, 35217, 35218, 35221, 35222, 35223, 35224, 35228, 35233, 35234, 35235.

2	FMC-Chilton Peach (012587)	The area in and/or near Clanton, Alabama, consisting of: Chilton County (Alabama).

3	FMC-Walker County Dialysis (012533)	The area in and/or near Jasper, Alabama, consisting of: Walker County (Alabama), and 35062, 35575, 35553, 35565.

4	RCG-Osceola Dialysis Center (231656)	The area in and/or near Osceola, Arkansas, consisting of Mississippi County (Arkansas).

5	RCG-Avondale (032608)	The area in and/or near Avondale, Arizona, consisting of: 85035, 85037, 85043, 85307, 85323, 85329, 85338, 85340, 85353.

6	RCG-Mesa (032551), Southwest Mesa (032526)	The area in and/or near Mesa, Arizona, consisting of: 85201, 85202, 85203, 85204, 85205, 85206, 85208, 85210, 85213, 85224, 85225, 85233, 85234, 85236, 85281, 85282, 85283, 85296.

7	RCG-Northeast Phoenix (032596)	The area in and/or near Phoenix, Arizona, consisting of: 85020, 85022, 85023, 85024, 85027, 85028, 85032, 85050, 85254.

8	RCG-Phoenix North (032555)	The area in and/or near Phoenix, Arizona, consisting of: 85012, 85013, 85014, 85015, 85016, 85017, 85019, 85020, 85021, 85022, 85023, 85028, 85029, 85051; the portions of 85003, 85004, 85007, 85009 that lie to the north of I-10.

APPENDIX B

	Divested Clinics (Medicare Provider Numbers)	Corresponding Area Definition

9	RCG-South Phoenix (032583)	The area in and/or near Phoenix, Arizona, consisting of: 85040, 85041, 85042, 85339; the portion of 85009 that lies to the south of West Buckeye Road; the portions of 85007, 85003, 85004, and 85034 that lie to the south of I-17.

10	FMC-Tempe (032586)	The area in and/or near Tempe, Arizona, consisting of: 85202, 85040, 85044, 85048, 85224, 85225, 85226, 85248, 85281, 85282, 85283, 85284.

11	RCG-Cottonwood (032562), Prescott (R032523)	The area in and/or near Prescott, Arizona, consisting of Yavapai County (Arizona), and 86336.

12	RCG-Naples (102809)	The area in and/or near Naples, Florida, consisting of: 34102, 34103, 34104, 34105, 34108, 34109, 34110, 34112, 34113, 34114, 34116, 34117, 34119, 34120.

13	FMC-Lakewood (102733)	The area in and/or near Sarasota, Florida, consisting of: 34201, 34203, 34207, 34231, 34232, 34233, 34234, 34235, 34236, 34237, 34238, 34239, 34240, 34243; the portion of 34202 that lies to the south of State Road 64; the portion of 34208 that lies to the east of 57th Street East, the portion of 34241 that lies to the north of Clark Road/ State Road 72.

14	RCG-Brandon (no CMS number)	The area in and/or near Brandon, Florida, consisting of: 33510, 33511, 33527, 33569, 33584, 33594, 33610, 33619.

15	RCG-Tampa Central (102761)	The area in and/or near Tampa, Florida, consisting of: 33602, 33603, 33604, 33605, 33606, 33607, 33609, 33610, 33611, 33614, 33615, 33616, 33619, 33629, 33634.

16	RCG-Canton (no CMS number)	The area in and/or near Canton, Georgia, consisting of: Cherokee County, Pickens County (Georgia), and 30102, 30139, 30171, and 30184.

17	RCG-Cartersville (112691)	The area in and/or near Cartersville, Georgia, consisting of: Bartow County (Georgia), and 30101, 30102, 30103, 30132, 30139, 30145, 30171, 30184.

18	RCG-Covington (112708)	The area in and/or near Covington, Georgia, consisting of: Newton County, Rockdale County (Georgia), and 30014, 30025, 30038, 30052, 30054, 30055, 30056, 30058, 30252, 30663; the portions of 30233 and 31064 that lie to the north of Route 16.

19	RCG-Cobb County (112675)	The area in and/or near Marietta, Georgia, consisting of: Cobb County (Georgia), and 30101, 30127, 30132, 30141, 30157.

APPENDIX B

	Divested Clinics (Medicare Provider Numbers)	Corresponding Area Definition

20	FMC-Neomedica Evanston (142511)	The area in and/or near Chicago, Illinois, consisting of: 0022, 60025, 60029, 60043, 60053, 60062, 60076, 60077, 60091, 60093, 60201, 60202, 60203, 60625, 60626, 60640, 60645, 60646, 60659, 60660, 60712, 60714.

21	RCG-Buffalo Grove (142650), Schaumburg (142654), Schaumburg Home (141626), Arlington Heights (142628)	The area in and/or near Chicago, Illinois, consisting of: 60004, 60005, 60007, 60008, 60015, 60016, 60018, 60025, 60047, 60056, 60061, 60062, 60067, 60069, 60070, 60074, 60089, 60090, 60101, 60103, 60106, 60107, 60108, 60010, 60133, 60139, 60143, 60157, 60172, 60173, 60188, 60191, 60193, 60194, 60195.

22	RCG-Scottsdale (142518)	The area in and/or near Chicago, Illinois, consisting of: 60402, 60406, 60415, 60419, 60453, 60455, 60456, 60457, 60458, 60459, 60465, 60482, 60501, 60608, 60609, 60615, 60616, 60617, 60619, 60620, 60621, 60623, 60628, 60629, 60632, 60633, 60636, 60637, 60638, 60643, 60652, 60653, 60655, 60803, 60804, 60805, 60827.

23	RCG-Markham (142575), Hazelcrest (142622), South Holland (142544)	The area in and/or near Chicago, Illinois, consisting of: 60406, 60409, 60411, 60419, 60422, 60425, 60426, 60429, 60430, 60438, 60443, 60445, 60452, 60461, 60466, 60469, 60471, 60472, 60473, 60475, 60476, 60477, 60478, 60617, 60619, 60620, 60628, 60633, 60643, 60655, 60803, 60805, 60827, 46320, 46321, 46324.

24	RCG-Loop (142505)	The area in and/or near Chicago, Illinois, consisting of: 60406, 60601, 60602, 60603, 60604, 60605, 60606, 60607, 60608, 60609, 60610, 60611, 60612, 60614, 60615, 60616, 60617, 60619, 60620, 60621, 60622, 60623, 60624, 60628, 60629, 60632, 60633, 60636, 60637, 60642, 60643, 60647, 60649, 60652, 60653, 60654, 60655, 60657, 60661, 60827.

25	RCG-Waukegan (142577), Waukegan Home (142567)	The area in and/or near Waukegan, Illinois, consisting of: Lake County (Illinois).

26	FMC-Quad Counties Dialysis (152539)	The area in and/or near Auburn, Indiana, consisting of: DeKalb County (Indiana).

27	FMC-Central Fort Wayne (152580), Lake Avenue Dialysis (152508), Lake Avenue Home (152563), South Anthony (152533)	The area in and/or near Fort Wayne, Indiana, consisting of: Allen, Wells, and Whitley Counties (Indiana).

28	FMC-Huntington (152575)	The area in and/or near Huntington, Indiana, consisting of: Huntington County (Indiana).

29	FMC-Noblesville (F152555)	The area in and/or near Indianapolis, Indiana, consisting of: Hamilton County (Indiana).

APPENDIX B

	Divested Clinics (Medicare Provider Numbers)	Corresponding Area Definition

30	FMC-Blue River Valley Dialysis (152545)	The area in and/or near Indianapolis, Indiana, consisting of: Shelby County (Indiana).

31	FMC-Marion County (152512)	The area in and/or near Indianapolis, Indiana, consisting of: 46107, 46142, 46201, 46203, 46217, 46219, 46221, 46225, 46226, 46227, 46229, 46237, 46239; the portion of 46218 that lies to the south of E. Massachusetts Avenue.

32	FMC-Greenwood (152572)	The area in and/or near Indianapolis, Indiana, consisting of: 46113, 46131, 46142, 46143, 46184, 46217, 46221, 46227, 46237, 46259.

33	FMC-Northwest Indianapolis (152524)	The area in and/or near Indianapolis, Indiana, consisting of: 46214, 46222, 46224, 46228, 46234, 46241, 46254, 46260, 46268, 46278.

34	FMC Logansport (152570)	The area in and/or near Logansport, Indiana, consisting of: Cass County (Indiana), and 46917, 46916, 46939, 46947, 46951, 46970, 46975, 46985, 46996.

35	FMC Scottsburg (152529)	The area in and/or near Scottsburg, Indiana, consisting of: 47102, 47170, 47220, 47270, 47229, 47274.

36	RCG-Lousiville (182537)	The area in and/or near Louisville, Kentucky, consisting of: Jefferson County (Kentucky).

37	RCG-Baton Rouge (192616)	The area in and/or near Baton Rouge, Louisiana, consisting of: East Baton Rouge Parish, Livingston Parish (Louisiana), and 70776, 70769.

38	RCG-Houma (192509)	The area in and/or near Houma, Lousiana, consisting of: Terrebonne Parish and Lafourche Parish (Louisiana).

39	Thibodaux (192535)	The area in and/or near Thibodaux, Lousiana, consisting of: Terrebonne Parish and Lafourche Parish (Louisiana).

40	RCG-Amesbury (222532)	The area in and/or near Amesbury, Massachusetts, consisting of: 01830, 01832, 01833, 01834, 01835, 01860, 01913, 01938, 01950, 01951, 01952, 01969, 01985, 03827, 03848, 03858, 03865, 03874.

41	RCG-North Andover (222545)	The area in and/or near North Andover, Massachusetts, consisting of: 01810, 01826, 01830, 01832, 01835, 01840, 01841, 01843, 01844, 01845, 01864, 01876, 01887, 01921, 01949, 03079, 03811, 03858, 03865.

42	FMC-Carthage (252562)	The area in and/or near Carthage, Mississippi, consisting of: Leake County and Neshoba County (Mississippi).

APPENDIX B

	Divested Clinics (Medicare Provider Numbers)	Corresponding Area Definition

43	RCG-Brandon (252549), Canton (252521), Hazlehurst (252551), Jackson North (252501), Jackson South (252535), Jackson Southwest (252533)	The area in and/or near Jackson, Mississippi, consisting of: Madison County, Hinds County, Rankin County, Copiah County, and Simpson County (Mississippi).

44	RCG-Lexington (252539)	The area in and/or near Lexington, Mississippi, consisting of: Attala County and Holmes County (Mississippi).

45	RCG-Kansas City (262564), Lees Summit (no CMS number)	The area in and/or near Kansas City, Missouri, consisting of: Jackson County (Missouri), and 64012, 64034, 64080, 64082, 64083, 64116, 64117, 66102, 66103, 66106, 66118, 66205, 66206, 66207, 66208.

46	FMC Las Cruces (322527)	The area in and/or near Las Cruces, New Mexico, consisting of: Dona Ana County (New Mexico).

47	FMC-Preferred Dialysis of Green Valley (292517), Preferred Owned (292507)	The area in and/or near Las Vegas, Nevada, consisting of: 89005, 89011, 89012, 89014, 89015, 89030, 89052, 89101, 89102, 89103, 89104, 89106, 89107, 89109, 89110, 89118, 89119, 89120, 89121, 89122, 89123, 89139, 89141, 89142, 89156.

48	RCG-Munroe Falls (362651), Summit (362613), White Ponds (362623)	The area in and/or near Akron, OH, consisting of: Portage County and Summit County (Ohio).

49	FMC-Northeast Portland (382540), Oregon Kidney Center (382500)	The area in and/or near Portland, Oregon, consisting of: 97202, 97203, 97206, 97211, 97212, 97213, 97214, 97215, 97216, 97217, 97218, 97220, 97222, 97230, 97232, 97233, 97236, 97266.

50	FMC-Sunnyside/ SE Portland/ Lake Rd (382534), Willamette Valley (382520)	The area in and/or near Portland, Oregon, consisting of: 97015, 97027, 97034, 97045, 97062, 97068, 97070, 97202, 97206, 97222, 97233, 97236, 97266, 97267.

51	FMC-Sellersville (392617)	The area in and/or near Philadelphia, Pennsylvania, consisting of: 18054, 18073, 18914, 18915, 18917, 18927, 18932, 18936, 18944, 18951, 18955, 18960, 18962, 18964, 18969, 18970, 19438, 19440, 19446.

52	RCG-Philadelphia (392601)	The area in and/or near Philadelphia, Pennsylvania, consisting of: 19111, 19120, 19121, 19122, 19123, 19124, 19125, 19129, 19130, 19132, 19133, 19134, 19137, 19140, 19141, 19144, 19149.

53	FMC-Northern Philadelphia (392509)	The area in and/or near Philadelphia, Pennsylvania, consisting of: 19012, 19095, 19111, 19027, 19038, 19118, 19119, 19120, 19124, 19126, 19128, 19129, 19132, 19138, 19140, 19141, 19144, 19150.

v

APPENDIX B

	Divested Clinics (Medicare Provider Numbers)	Corresponding Area Definition

54	FMC-North Providence (412506), Providence (412500)	The area in and/or near Providence, Rhode Island, consisting of: 02703, 02760, 02763, 02769, 02771, 02777, 02806, 02809, 02814, 02826, 02828, 02838, 02857, 02860, 02861, 02863, 02864, 02865, 02876, 02885, 02888, 02895, 02896, 02901, 02903, 02904, 02905, 02906, 02907, 02908, 02909, 02910, 02911, 02914, 02915, 02916, 02917, 02919, 02920, 02921, 02940; the portion of 02830 that lies south of Route 102.

55	FMC-Easley D.C. (152541), Greenville (422503), Simpsonville (422579)	The area in and/or near Greenville, South Carolina, consisting of the following South Carolina Counties: Greenville County, Pickens County, Anderson County, Laurens County (South Carolina).

56	RCG-Galleria (442660), Memphis Central (442637), Memphis South (442605), Whitehaven (442655), Memphis Midtown (442646), Graceland (442650), Memphis North (442640)	The area in and/or near Memphis, Tennessee, consisting of Shelby County (Tennessee), and 38002, 38004, 38011, 38017, 38023, 38028, 38036, 38053, 38058.

57	RCG-Marion (042573)	The area in and/or near Marion, Arkansas, consisting of Crittenden County (Arkansas).

58	FMC-Alice (452537)	The area in and/or near Alice, Texas, consisting of: Jim Wells County (Texas), and 78349, 78357, 38384.

59	RCG-Brownsville (452737)	The area in and/or near Brownsville, Texas, consisting of: 78520, 78521, 78526, 78566, 78575, 78578, 78583, 78586.

60	FMC-Corpus Christi (452514), D.S. of Riverside (452751), D.S. of South Texas (452715), D.S. of South Texas-Central (452800)	The area in and/or near Corpus Christi, Texas, consisting of: Nueces County, San Patricio County, and Aransas County (Texas).

61	FMC-North East Texas (452694)	The area in and/or near Terrell, Texas, consisting of: Hunt County, Delta County, Rains County, Hopkins County, Rockwell County Texas); 75164, 75189, 75424, 75442; and the portion of Fannin County (Texas) south of I-82/Route 18.

62	RCG-El Paso East and El Paso Home (452749), El Paso West (452809)	The area in and/or near El Paso, Texas, consisting of: El Paso County (Texas).

63	RCG-Weslaco (452672)	The area in and/or near Weslaco, Texas, consisting of: 78516, 78537, 78538, 78539, 78543, 78558, 78559, 78562, 78570, 78579, 78589, 78592, 78593, 78596, 78594; the portion of 78569 that lies to the west of US-77.

APPENDIX B

	Divested Clinics (Medicare Provider Numbers)	Corresponding Area Definition

64	RCG-McAllen (452654)	The area in and/or near McAllen, Texas, consisting of: 78501, 78503, 78504, 78516, 78537, 78538, 78539, 78543, 78557, 78558, 78562, 78570, 78577, 78579, 78589, 78596; the portion of 78569 that lies within Hidalgo County (Texas).

65	FMC-Edinburg Kidney Center (452764)	The area in and/or near Edinburg, Texas, consisting of: 78501, 78503, 78504, 78516, 78537, 78538, 78539, 78543, 78557, 78558, 78562, 78570, 78577, 78579, 78589, 78596; the portion of 78572 that lies to the east of Doffing Road until Doffing Road’s northeast terminus; the portion of 78569 that lies within Hidalgo County (Texas).

66	FMC Downtown Spokane (502547), North Spokane (502538), Spokane Valley (502537)	The area in and/or near Spokane, Washington, consisting of: Spokane County (Washington).

APPENDIX C
ILLINOIS CLINICS

	Clinic Name (Medicare provider number)	Clinic Address

1	FMC-Neomedica Evanston (142511)	1715 Central Street Evanston, IL 60201
2	RCG- Arlington Heights (142628)	17 West Gulf Road Arlington, IL 60006
3	RCG-Scottsdale (142518)	7929 South Cicero Chicago, IL 60652
4	RCG-Markham (142575)	3053-3055 West 159th Street Markham, IL 60426
5	RCG- Hazelcrest (142622)	3470 West 183rd Street Hazelcrest, IL 60429
6	RCG-South Holland (142628)	16136 South Park Avenue South Holland, IL 60473
7	RCG-Loop (142505)	55 East Washington Street Chicago, IL 60602
8	RCG-Waukegan (142577)	1616 Grand Avenue Waukegan, IL 60085
9	RCG Waukegan Home (142567)	1616 Grand Avenue Waukegan, IL 60085

APPENDIX D
JOINT VENTURES FROM WHICH FRESENIUS WILL DIVEST ITS
JOINT VENTURE EQUITY INTERESTS AND CLINICS OWNED BY JOINT VENTURES

Clinic Name
	Joint Venture Name	(Medicare provider number)	Clinic Address

1	Renal Care Group Canton, LLC	RCG-Canton (no CMS number)	260 Hospital Road Canton, GA 30114
2	Brownsville Kidney Center, Ltd.	RCG-Brownsville (452737)	2945 Central Boulevard Brownsville, TX 78520
3	Renal Care Group Buffalo Grove, LLC	RCG-Buffalo Grove (142650)	1291 West Dundee Road Buffalo Grove, IL 60089
4	Renal Care Group Schaumburg, LLC	RCG-Schaumburg (142654)	1156 South Roselle Road Schaumburg, IL 60193
5	Renal Care Group Schaumburg, LLC	RCG-Schaumburg Home (142654)	17 West Golf Road Arlington Heights, IL 60006
6	El Paso Kidney Center East, Ltd.	RCG-El Paso East (452749)	10737 Gateway Boulevard West El Paso, TX 79935
7	RCG Brandon, LLC	RCG-Brandon (252549)	101 Christian Drive Brandon, MS 39042
8	Renal Care Group Galleria, LLC	RCG-Galleria (422660)	8592 Ricky Bell Cove Memphis, TN 38133
9	RCG Brandon LLC	RCG-Brandon (no CMS number)	731 West Lumsden Road Brandon, FL 33511
10	Summit Renal Care, LLC	RCG-Munroe Falls (362651)	265 North Main Street Munroe Falls, OH 44262
11	Summit Renal Care, LLC	RCG-Summit (362613)	73 Massillon Road Akron, OH 44312
12	Summit Renal Care, LLC	RCG-White Ponds (362623)	534 White Pond Drive Akron, OH 44320

APPENDIX E
MONITOR AGREEMENT

[Confidential Exhibit A and Confidential Appendix B
to the Monitor Agreement Have Been Redacted from
this Public Version of the Decision and Order.]

Non-Public Appendix

Non-Public Appendix F
NRI Divestiture Agreements